                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1996 to July 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1996.

                                            GREEN TREE FINANCIAL CORP.



                                            BY: /s/Phyllis A. Knight
                                                --------------------
                                            Phyllis A. Knight
                                            Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August,1996.



                                            GREEN TREE FINANCIAL CORP.



                                            BY: /s/Phyllis A. Knight
                                                -------------------------
                                                Phyllis A. Knight
                                                Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   July 1996

                                       Distribution Date: 8/15/96
                                       CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                       Trust Account:  3334725-0

Class A Certificates
- ----------------------------
1.   (a)  Amount Available (including Monthly
          Servicing Fee)                                          $2,587,679.24

     (b)  Class M-1 Interest Deficiency Amount
          (if any), Class M-2 Interest Deficiency
          Amount (if any) and Class B-1 Interest
          Deficiency Amount (if any) withdrawn for
          prior Payment Date                                                .00

     (c)  Amount Available after giving effect to
          withdrawal of any Class M-1 Interest Deficiency
          Amount, Class M-2 Interest Deficiency Amount
          and Class B-1 Interest Deficiency Amount prior
          Payment Date                                             2,587,679.24

     INTEREST

2.   Aggregate Interest
     (a)  Class A-1 Pass-through Rate                                      5.70%
          Class A-1 Interest                                         115,507.63

     (b)  Class A-2 Pass-through Rate                                      6.00%
          Class A-2 Interest                                         105,000.00

     (c)  Class A-3 Pass-through Rate                                      6.35%
          Class A-3 Interest                                          91,545.83

3.   Amount Applied to unpaid Class A Interest Shortfall                    .00

4.   Remaining Unpaid Class A Interest Shortfall                            .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   July 1996
                                    Page 2

                                       Distribution Date: 8/15/96
                                       CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                       Trust Account:  3334725-0

     PRINCIPAL
5.   Formula Principal Distribution Amount:
     (a)  Scheduled Principal               $ 279,874.42
     (b)  Principal Prepayments             1,452,747.02
     (c)  Delinquent Payments Advanced         29,184.03
     (d)  Liquidated Contracts                 39,492.28
     (e)  Repurchases                                .00
     (f)  Delinquent Payments Recovered       (28,446.71)
     (g)  Previously Undistributed Principal
            Amounts                                  .00
                  Total Principal                               $ 1,772,851.04

6.   Pool Scheduled Principal Balance                            84,270,568.08

7.   Senior Percentage for such Payment Date                           100%

8.   Class A Principal Distribution:
     (a)  Class A-1                                               1,772,851.04
     (b)  Class A-2                                                        .00
     (c)  Class A-3                                                        .00

9.   Class A Principal Balance
     (a)  Class A-1 Principal Balance                            22,544,545.08
     (b)  Class A-2 Principal Balance                            21,000,000.00
     (c)  Class A-3 Principal Balance                            17,300,000.00

     CLASS M-1 CERTIFICATES
     ----------------------
10.  Amount Available less the Class A Distribution
     Amount(including Monthly Servicing Fee)                        502,774.74

     INTEREST

11.  Aggregate Interest
     (a)  Class M-1 Pass-through Rate                                     6.95%
          Class M-1 Interest                                         37,935.42

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   July 1996
                                    Page 3

                                       Distribution Date: 8/15/96
                                       CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                       Trust Account:  3334725-0

12.  Amount applied to Unpaid Class M-1 Interest Shortfall            .00

13.  Amount applied to Class M-1 Interest Deficiency Amount           .00

14.  Remaining unpaid Class M-1 Interest Deficiency Amount            .00

15.  Remaining Unpaid Class M-1 Interest Shortfall                    .00

     PRINCIPAL

16.  Formula Principal Distribution Amount
     (a)  Scheduled Principal                                         .00
     (b)  Principal Prepayments                                       .00
     (c)  Liquidated Contracts                                        .00
     (d)  Repurchased                                                 .00
     (e)  Previously Undistributed Principal Amounts                  .00

17.  Class M-1 Principal Balance                             6,550,000.00

18.  Senior Percentage for such Payment Date                       100.00%

19.  Class M-1 Principal Distribution                                 .00

     INTEREST ON PRINCIPAL SHORTFALL

20.  Aggregate Principal Shortfall                                    .00

21.  Class M-1 Principal Shortfall Amount                             .00

22.  Amount applied to Unpaid Class M-1 Interest
     Shortfall on Principal Shortfall                                 .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   July 1996
                                    Page 4

                                       Distribution Date: 8/15/96
                                       CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                       Trust Account:  3334725-0

23.  Remaining Unpaid Class M-1 Interest Shortfall on Principal
Shortfall                                                             .00

     Class M-2 Certificates
     ----------------------

24.  Amount Available less the Class A Distribution Amount
     and Class M-1 Distribution Amount (including Monthly
     Servicing Fee)                                            464,839.32


     INTEREST

25.  Current Interest
     (a)  Class M-2 Pass-through Rate                                7.30%
     (b)  Class M-2 Interest                                    34,218.75

26.  Amount applied to Unpaid Class M-2 Interest Shortfall            .00

27.  Amount applied to Class M-2 Interest Deficiency Amount           .00

28.  Remaining unpaid Class M-2 Interest Deficiency Amount            .00

29.  Remaining unpaid Class M-2 Interest Shortfall                    .00

     PRINCIPAL

30.  Formula Principal Distribution Amount
     (a)  Scheduled Principal                                         .00
     (b)  Principal Prepayments                                       .00
     (c)  Liquidated Contracts                                        .00
     (d)  Repurchases                                                 .00
     (e)  Previously Undistributed Principal
          Amount                                                      .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   July 1996
                                    Page 5

                                       Distribution Date: 8/15/96
                                       CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                       Trust Account:  3334725-0

31.  Class M-2 Principal Balance                             5,625,000.00

32.  Senior Percentage for such Payment Date                       100.00%

33.  Class M-2 Percentage Distribution:                               .00

     INTEREST ON PRINCIPAL SHORTFALL

34.  Aggregate Principal Shortfall Amount                             .00

35.  Class M-2 Principal Shortfall Amount                             .00

36.  Amount applied to Unpaid Class M-2 Interest
     Shortfall on Principal Shortfall                                 .00

37.  Remaining Unpaid Class M-2 Interest Shortfall
     on Principal Shortfall                                           .00

     Class B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in April 1999)

38.  Average Sixty Day Delinquency Ratio Test
     (a)  Sixty-Day Delinquency Ratio for current
          Payment Date                                                .17%
     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two
          preceding months; may not exceed 2.5%)                      .18%

39.  Average Thirty Day Delinquency Ratio Test
     (a)  Thirty-Day Delinquency Ratio for current
          Payment Date                                                .55%
     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two
          preceding months; may not exceed 5%)                        .52%

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   July 1996
                                    Page 6

                                       Distribution Date: 8/15/96
                                       CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                       Trust Account:  3334725-0

40.  Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for current
          Payment Date (as a percentage of Cut-off
          Date Pool Principal Balance: may not exceed
          10% from April 1, 1999 to March 31, 2001,
          11% from April 1, 2001 to March 31, 2002,
          12% after March 1, 2002                                     .08%

41.  Current Realized Losses Test
     (a)  Current Realized Losses for current Payment Date      41,481.31

     (b)  Current Realized Loss Ratio (total Realized
          Losses for most recent three months, multiplied
          by 4, divided by arithmetic average of Pool
          Schedule Principal Balances for third preceding
          Remittance and for current Remittance Date;
          may not exceed 2.5%)                                        .34%

42.  Class B Principal Balance Test

     (a)  Class B Principal Balance (before any
          distributions on current Payment Date)
          divided by Pool Scheduled Principal Balance
          for prior Payment Date (must equal or exceed 24%)         13.08%

     CLASS B-1 CERTIFICATES
     ----------------------

43.  Amount Available less the Class A Distribution Amount
     and Class M Distribution Amount (including Monthly
     Servicing Fee)                                            430,620.57

     INTEREST

44.  Class B-1 Pass-through Rate                                     6.85%

45.  Current Interest                                           32,109.38

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   July 1996
                                    Page 7

                                       Distribution Date: 8/15/96
                                       CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                       Trust Account:  3334725-0

46.  Amount applied to Unpaid Class B-1 Interest Shortfall            .00

47.  Amount applied to Class B-1 Interest Deficiency Amount           .00

48.  Remaining unpaid Class B-1 Interest Deficiency Amount            .00

49.  Remaining Unpaid Class B-1 Interest Shortfall                    .00

     PRINCIPAL

50.  Formula Principal Distribution Amount:
     (a)  Scheduled Principal                                         .00
     (b)  Principal Prepayments                                       .00
     (c)  Liquidated Contracts                                        .00
     (d)  Repurchases                                                 .00
     (e)  Previously Undistributed Principal Amounts                  .00

51.  Pool Scheduled Principal Balance                       84,270,568.08

52.  Class B Percentage for such Payment Date                         .00

53.  Class B Percentage of Formula Principal
     Distribution Amount                                              .00

54.  Class B Principal Balance                              11,251,023.00

55.  Class B-1 Principal Balance                             5,625,000.00

     INTEREST ON PRINCIPAL SHORTFALL

56.  Aggregate Principal Shortfall Amount                             .00

57.  Class B-1 Principal Shortfall Amount                             .00

58.  Amount applied to Unpaid Class B-1 Interest
     Shortfall on Principal Shortfall                                 .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   July 1996
                                    Page 8

                                       Distribution Date: 8/15/96
                                       CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                       Trust Account:  3334725-0

59.  Remaining Unpaid Class B-1 Interest Shortfall on Principal
     Shortfall                                                        .00

     CLASS B-2 CERTIFICATES
     ----------------------

60.  Remaining Amount Available                                398,511.19

     INTEREST

61.  Class B-2 Pass-through Rate                                     7.40%

62.  Current Interest                                           34,693.81

63.  Amount applied to Unpaid Class B-2 Interest
     Shortfall                                                        .00

64.  Remaining Unpaid Class B-2 Interest Shortfall                    .00

     PRINCIPAL

65.  Formula Principal Distribution Amount:
     (a)  Scheduled Principal                                         .00
     (b)  Principal Prepayments                                       .00
     (c)  Liquidated Contracts                                        .00
     (d)  Repurchases                                                 .00
     (e)  Previously Undistributed Principal Amounts                  .00

66.  Pool Scheduled Principal Balance                       84,270,568.08

67.  Class B Percentage for such Payment Date                         .00

68.  Class B Percentage of Formula Principal
     Distribution Amount                                              .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   July 1996
                                    Page 9

                                       Distribution Date: 8/15/96
                                       CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                       Trust Account:  3334725-0

69.  Current Principal (Class B Percentage of Formula Principal
Distribution Amount  less Class B-1 Principal Balance)                .00

70.  Class B-2 Principal Liquidation Loss Amount                      .00

71.  Class B-2 Limited Guaranty Payment                               .00

72.  Class B-2 Principal Balance                             5,626,023.00

     INTEREST ON PRINCIPAL SHORTFALL

73.  Aggregate Principal Shortfall Amount                             .00

74.  Class B-2 Principal Shortfall Amount                             .00

75.  Amount applied to Unpaid Class B-2 Interest
     Shortfall on Principal Shortfall                                 .00

76.  Remaining Unpaid Class B-2 Interest Shortfall
     on Principal Shortfall                                           .00

     CLASS A, CLASS M, AND CLASS B CERTIFICATES
     ------------------------------------------

77.  Pool Factor
     (a) Previous Month Pool Factor                          .91803126
     (b) Current Month Pool Factor                           .89911601

78.  Aggregate Scheduled Balances of Delinquent Contracts
     as of Determination Date
     (a)  31-59 days          463,782.68          36
     (b)  60-89 days          87,604.49           6
     (c)  90 or more days     56,314.81           5

79.  Defaulted Contracts                                     39,711.45

80.  Number of Liquidated Contracts and
     Net Liquidation Loss                          # 3       41,481.31

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   July 1996
                                    Page 10

                                       Distribution Date: 8/15/96
                                       CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                       Trust Account:  3334725-0

81.  Number of Loans Remaining                                   5,820

82.  Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no FHA
     claim was submitted because FHA Insurance was
     unavailable                                 # 7            69,213.64

83.  FHA Insurance reserve amount                           99,103,016.42

84.  Amount received from FHA insurance                               .00

     CLASS C CERTIFICATES
     --------------------

85.  Monthly Servicing Fee                                      53,777.14

86.  Class C Residual Payment                                  310,040.24

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                    1996-B
                                   July 1996
                              Defaulted Contracts

                                                                       Estimated
                                                                        Loss at
Account#          Principal          Interest          Amount          Sale Date
- --------          ---------          --------          ------          ---------

15719297          17,012.73           94.42           17,107.15        17,904.33
15719569           6,433.16           35.70            6,468.86         6,802.14
15723201          16,046.39           89.05           16,135.44        16,774.84

TOTALS           $39,492.28         $219.17          $39,711.45       $41,481.31
                 ==========         =======          ==========       ==========